Exhibit 99.2

Power-First Digital Infrastructure Platform NASDAQ: BGDE November 2026 Investor Relations Samir Jain, CFA | OG Advisory Group

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2 Disclaimer This presentation has been designed to provide general information about Big Digital Energy, Inc. ("BGDE" or "the Company"). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of BGDE. Forward-Looking Statements The Company cautions that statements in this presentation that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as "expect," "intend," "plan," "anticipate," "believe," "will," "If," "would," "estimate," "projected," "strategy," and "upside,' among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of various risks and uncertainties, including but not limited to the continued evolution and uncertainty related to technologies and digital infrastructure; the Company's ability to continue as a going concern; the Company's ability to maintain the listing of its common stock on Nasdaq; the need to, and difficulty in, settling existing debt and raising additional debt or equity capital; the development and execution of the Company's strategy and its ability to achieve its operational and financial goals; successful negotiation and integration of future acquisitions, including related party transactions with the Endeavor Group; the Company's capacity for project development; market conditions; competition; and regulatory changes impacting HPC, digital infrastructure and digital asset mining. More detailed information about the risks and uncertainties affecting the Company is contained under the heading "Risk Factors" included in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2026 and subsequent Quarterly Reports on Form 10-Q, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward- looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

3 Investment Highlights 1 Includes the 148 MW of BGDE pipeline and the 399 MW of SixThirtyAI power assets in development 2 Includes cash, cash equivalents, and Bitcoin holdings 2 BGDE trading price as of November 4, 2026 Power Infrastructure Assets 169 MW Energized 152 MW BGDE-owned 17 MW under development through 50/50 JV Up to 547 MW pipeline1 Diversified Asset Base PJM + ERCOT + SPP Improving Operating Momentum 20 MW Increase In deployed mining capacity $8.7M Q3 Revenue | +41% QoQ Operating cash flow breakeven expected in Q4 AI/HPC Commercialization Path 17 MW Energized | Hood County, TX Tensor IQ LOI up to 17 MW initial deployment 111 MW potential grid capacity Up to 300 MW, including BTM Q3 2027: Target delivery date Governance & Balance-Sheet Reset ✓Removed multiple legacy litigation issues ✓Nasdaq equity compliance restored ✓4 independent board directors added ✓$4.9M 10Net Zero loan repaid before 9/30 ✓~43% Endeavor Group ownership Partnership-Led Development Model ✓50/50 development JV with 10NetZero ✓Northland Capital Markets engaged on project-level financing alternatives Small-cap Public Market Valuation $16M Market Cap3 vs 169 MW Energized

4 What Changed in 2026 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Prior MIGI management still in place Leadership Transition New leadership and board installed Company renamed BGDE Began comprehensive restructuring Operations 75 MW colocation agreement signed Stockholder rights plan terminated Nasdaq equity compliance restored $15M Series D financing completed Commercial Execution Hood County acquisition closed Tensor IQ HPC/AI LOI signed Cleburne powered-site acquisition disclosed Grid-connected power capacity increased from 129 to 169 MW Near-Term Priorities Complete final design, engineering & construction documents for Hood County Execute lease agreement for Hood County offtake Complete financing for Hood County development Execute an agreement to utilize available capacity at Midland, PA

5 BGDE Platform Today Site Power Future Power Midland, PA 120 MW - PJM Operating · anchor site Corning, OH PJM Expansion site 24 MW 76 MW Hood County, TX2 ERCOT 50/50 JV · Tensor IQ LOI² 17 MW 57 MW Bellefonte, PA PJM Expansion site 8 MW 15 MW 1 Includes the 148 MW of BGDE pipeline and the 399 MW of SixThirtyAI power assets in development 2 The LOI is non-binding and BGDE owns 50% of Texas Load House. Indicative economics assume full utilization and annual escalators; Completion is contingent on definitive agreements, engineering, financing, permitting and approvals. Midland, PA Hood County, TX 4 AI/HPC conversion candidates 547 MW Pipeline1 169 MW Grid-connected power

6 Hood County, TX | 17 MW of Live Power 50/50 joint venture with 10NetZero Scaled Power Pathway 300 Energized today Potential grid capacity Including potential BTM generation "The Hood County site gives us live power and a path to up to hundreds of megawatts, which would let us deliver capacity to AI customers years ahead of a comparable greenfield project" — Cody Smith, COO 1 Subject to ERCOT validation. 2 The LOI is non-binding and BGDE owns 50% of Texas Load House. Indicative economics assume full utilization and annual escalators; Completion is contingent on definitive agreements, engineering, financing, permitting and approvals. Site: ~50 acres, Less than 40 miles from DFW, 30,000+ sq ft of existing structures Power: 17 MW energized today; 138 kV interconnection; pathway to 111 MW1 Gas: 3 natural gas pipelines on site that can support BTM generation toward ~300 MW total campus capacity Advisors: Northland Capital Markets engaged on project-level financing and AI/HPC partnerships LOI established with Tensor IQ for up to 17 MW of AI/HPC capacity $546M potential in power-lease revenue to Texas Load House2 [TLH] over 15 years 7,748 Nvidia B300 GPUs in initial deployment (training & inference) Q2 2027: Expected available capacity 111 17

7 SixThirty.AI Assets Site Power Future Power Mustang PJM Operating · anchor site 24 MW 74 MW Manning MISO Expansion site 25 MW 25 MW Wallis ERCOT Expansion site 20 MW - Wildcat SPP Expansion site 10 MW - Lawton PSO Anchor site In Development 300 MW Wildcat, KS Mustang, TX 5 AI/HPC site conversion candidates 399 MW Pipeline 79 MW Grid-connected power

8 Leadership & Governance Built for Execution Executive Leadership Josh Kilgore | Executive Chairman Principal | SixThirty.AI Infrastructure Development · Real Estate · Capital Formation Phil Stanley | CEO Principal | SixThirty.AI Strategy · Investments · Capital Allocation Cody Smith | COO Principal | SixThirty.AI Operations · Controls · Execution Independent Directors Kyle Danges M&A · Strategy · Transformation Rodger Davis Finance · Capital Markets · Transactions Lisa Hough Energy · Digital Infrastructure · Power Daniel Morrison Engineering · Oil & Gas · Real Assets

9 Independent Framework for Acquisition of Endeavor Affiliated Assets SixThirty.AI-controlled assets may provide BGDE with access to a differentiated development pipeline. Any related-party asset acquisition or contribution would be evaluated through an independent, disciplined and shareholder-focused process. Why This Matters Independent Review Process Third-Party Valuation Any management-affiliated asset acquisition would be subject to a third-party valuation Independent Board Review Transactions would be reviewed and approved by non-affiliated directors and/or an independent committee Conflicted-Party Recusal Principals in SixThirty.AI with ownership in the target assets would recuse themselves from valuation, negotiation, and approval decisions Definitive Documentation & Approvals Any transaction would remain subject to diligence, definitive agreements, financing, and required approvals Access to Privately Sourced Power Assets SixThirty.AI may provide BGDE with access to power-secured development opportunities that are difficult to source in the public market Public Platform Scale BGDE can potentially bring privately sourced infrastructure into a larger, financeable public platform with broader access to institutional capital Incentive Alignment Management's ownership position in BGDE creates a direct economic incentive to drive long-term shareholder value

10 As Projects De-Risk, Capital Shifts to the Asset Level Parent-Co equity intended to fund early development; larger construction requirements should increasingly migrate to the project-level as assets reach commercial and construction milestones. Stage De-Risking Milestones Land / Site control · Power Access Engineering · Interconnection · Permitting Definitive Agreements · Customer Deposits Project Debt · Equipment Financing · Strategic Capital Capital Stack1 Illustrative financing mix Hood County Current De-Risking Path Site Control JV Partner Existing Power Grid Expansion Customer Commercial Agreeme nt Project Financing Construction 30 acres acquired 50/50 with 10NetZero 17 MW live Pathway to 111 MW Tensor IQ LOI, up to 17 MW Pending Northland engaged to evaluate Targeting Q3 2027 Site Control & Origination Development & Interconnection Customer Contracting Project Financing & Construction Parent-Co Equity JV / strategic partner capital Customer support Project debt & equipment financing

11 1 Not indicative of committed capital or target percentages. No project-level financing has been committed; the Tensor IQ LOI is non-binding. Complete In process Not started

12 Proposed Combined Platform Big Digital Energy SixThirty.AI1 Combined Platform Strategic Optionality PJM, nuclear-powered BTC Mining, Colocation, Energy Management Grid, natural gas, proximity to water sources Major metro access BTC Mining, Hosting, Power arbitrage Multi-grid market and diversified power Multiple monetization pathways Selective AI/HPC conversion 1 Assets held by the Endeavor Group 169 MW Grid-connected power 148 MW Pipeline 79 MW Grid-connected power 399 MW Pipeline 547 MW Pipeline 248 MW Grid-connected power

Transforming BGDE into an AI Powerhouse 12

13 Growth Strategy 1 Leverage PJM power footprint and Big Digital Energy's site infrastructure to develop AI/HPC hosting business. Engage hyperscalers and GPU-as-a-service providers. 2 Restructure asset base to de-emphasize pure BTC mining and prioritize AI/HPC colocation. Sell, build, or convert assets as necessary to maximize value. Acquire additional strategic data center sites. Expand existing power infrastructure footprint. 3 Explore further capitalization avenues to support growth. Target $1B in project-level and platform financing through accretive structures. 4 Resolve creditor overhangs, pursue targeted settlements to stabilize the balance sheet, streamline the capital structure and reposition business to monetize assets for long-term strategic partnerships with hyperscalers & AI companies Transform Big Digital Energy into a creditworthy, multi-site AI/HPC infrastructure platform capable of attracting institutional capital and long-term contractual revenue.

14 Leasing Is Extending Well Below Hyperscale Campus Size 7 of 13 executed 2026 infrastructure leases by powered-land developers are 210 MW or smaller with base-term economics of ~$1.86M IT MW / year $2.6M S A M P L E S T A T I S T I C S — 1 3 T R A N S A C T I O N S $2.2M $1.8M Ex. the two 25 MW AMD leases: $1.65–2.43M, median $1.87M. Excluded from statistics: Digi Power X / Cerebras (40 MW, basis not stated) and Cipher Barber Lake second lease (300 MW gross, IT not disclosed). $1.4M $1.0M 0 100 200 300 400 500 600 Contracted critical IT capacity (MW) T E N A N T T Y P E ( A S D I S C L O S E D ) Investment-grade Hyperscaler Frontier AI lab Chip vendor / Neocloud Bubble area ∝ base-term contract value ($0.6B – $19B). Two overlapping bubbles = two identical leases. Median $1.86M ≤ 210 MW: 7 of 13 transactions 13 Executed Transactions $1.27 – $2.43M Observed Range $1.86M Median contract value of IT MW/yr 7 of 13 ≤210 MW Base-term contract value / IT MW / year

15 1 BGDE currently controls powered capacity, not contracted critical IT capacity. Conversion would require site engineering, definitive customer agreements, financing and construction.

Market Re-Rates Power as It Becomes Contracted and Financeable Public peers illustrate the progression from powered-site optionality to contracted, financeable capacity and ultimately operating cash flow. BGDE remains at the customer-validation stage Hut 8 $11.0B · 949 MW · $7.5B project bonds $10B MARA $4.3B · no AI lease Bitdeer $3.0B · 121 MW 2 3 4 5 1 $1B CleanSpark $3.2B · 175 MW · $2.28B notes Scaled, contract-backed peers in this sample: ~$3B–$11B equity values AIB $120M · 50 MW · Nebius $100M $10M Powered infrastructure Grid power, land, interconnection Customer validation LOIs, exclusivity, tenant talks Definitive contract Critical IT capacity + base revenue Project financing Asset-level construction capital Delivery / rent commencement Contracted cash flow operational 1 Core Scientific $5.3B · ~1.1 2 Cipher $6.4B · 700 3 4 Applied Digital $7.2B · 1,41 5 TeraWulf $7.4B · 839 Bubble area ∝ definitive contracted AI/HPC capacity (MW; Cipher gross). Hollow = none. Placement = furthest stage reached by at least one asset. BGDE $21M non-binding LOI only (up to 17 MW) Market capitalization, Oct 5, 2026 close (log scale)

1 BGDE currently controls powered capacity, not contracted critical IT capacity. Conversion would require site engineering, definitive customer agreements, financing and construction 2 Market capitalization reflects the value of the entire company and is not attributable solely to AI/HPC contracts or capacity. 15

Development Pipeline of Assets controlled by Sixthirty.AI 16